Iron Horse Fund

Class	A	Shares	IRHAX
Class	I	Shares	IRHIX

PROSPECTUS

July 29, 2015

Advised by:

Van Hulzen Asset Management, LLC

4370 Town Center Blvd, Suite 220

El Dorado Hills, CA 95762

www.IronHorseFund.com                                             1-855-241-7514

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
Investment Adviser	4
Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	5
Principal Investment Risks	6
Temporary Investments	8
Portfolio Holdings Disclosure	8
Cybersecurity	8
MANAGEMENT	9
Investment Adviser	9
Portfolio Managers	9
HOW SHARES ARE PRICED	10
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	15
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	18
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	19
DISTRIBUTION OF SHARES	19
Distributor	19
Distribution Fees	19
Additional Compensation to Financial Intermediaries	20
Householding	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	23

FUND SUMMARY

Investment Objective: The Fund seeks total return with less volatility than equity markets in general.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 11 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.85%	0.85%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%
Total Annual Fund Operating Expenses	1.88%	1.63%
(1)	Acquired Fund Fees and Expenses are in indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$755	$1,132	$1,533	$2,649
I	$166	$514	$887	$1,933

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 265% of the average value of its portfolio.

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Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in:

•	dividend-paying common stocks, and
•	by writing call options on common stocks and common stock indices.

The adviser selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The adviser combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The adviser's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The adviser uses historical price ranges and returns to determine exit points. The adviser uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The adviser's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The adviser's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The adviser's risk management goal is to avoid a security or group of securities with large loss estimates for a given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques, the adviser expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general.

The adviser selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The adviser selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the adviser's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The adviser buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile. To help mitigate against a potential short or intermediate-term decline in the overall stock market, the Fund may purchase put options or engage in put option spread transactions (i.e. selling a put option at a lower strike price to offset the cost of a purchased put option) on broad-based indices (such as the S&P 500, S&P MidCap 400 or other indices) or ETFs that seek to replicate the returns of such indices.

The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

•	Foreign Investment Risk: Foreign stocks are subject to adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.
•	Leveraging Risk: The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.
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•	Management Risk: The adviser's reliance on its investment and risk management strategies and its judgments about the potential appreciation of a particular option or stock in which the Fund invests may prove to be incorrect.
•	Market Risk: Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Medium Capitalization Stock Risk: The value of medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.
•	Written Call Option Risk: Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Is the Fund Right For You?

The adviser believes the Fund is most appropriate for moderate and conservative investors seeking an alternative to "long-only" equity funds.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class I shares, which are not presented, will vary from the returns for Class A shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-855-241-7514 or visiting www.IronHorseFund.com.

Class A Annual Total Return For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	1st Quarter 2013	6.64%
Worst Quarter:	4th Quarter 2012	(1.21)%
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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2014)

	One Year	Since Inception (7/7/11)
Class A shares Return before taxes	0.07%	5.49%
Class A shares Return after taxes on distributions	(3.82)%	3.93%
Class A shares Return after taxes on distributions and sale of Fund shares	1.73%	4.03%
Class I shares Return before taxes *	6.84%	10.61%
CBOE S&P 500 Buy Write Index**	5.64%	7.72%

* Inception date for Class I shares was November 16, 2011.

**The CBOE S&P 500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index "covered" call option, generally on the third Friday of each month. Index returns assume the reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After-tax returns for Class I shares, which commenced operations November 16, 2011, are not presented, and will vary from the after-tax returns for Class A shares.

Investment Adviser: Van Hulzen Asset Management, LLC.

Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the adviser, John Pearce, Managing Director and Portfolio Manager of the adviser, and Stefan ten Brink, Portfolio Manager and Research Analyst of the adviser have served the Fund as its portfolio managers since it commenced operations in 2011.

Purchase and Sale of Fund Shares: The initial investment in Class A is $5,000 for regular accounts and $2,500 for retirement accounts. The minimum initial investment in Class I is $100,000. The minimum subsequent investment is $500 for all account types. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks total return with less volatility than equity markets in general. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days notice to shareholders.

Principal Investment Strategies

The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in:

•	dividend-paying common stocks, and
•	by writing call options on common stocks and common stock indices.

The adviser selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The adviser combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The adviser selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines. The adviser selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the adviser's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (known as the exercise price) any time up to a certain date in the future (known as the expiration date). If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide income to the Fund. The selling of covered call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. The adviser's goal is not to maximize option income, as with many buy-write strategies, because it believes this would lead to holding stocks with above-average volatility. The adviser selects stocks driven by its fundamental process, with options used to add income and downside protection and to achieve an exit strategy commensurate with its fundamental valuation targets.

Fundamental Analysis

The adviser employs a fundamental process for selecting stocks. The fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The adviser selects companies that it believes have a consistent track record of value creation and a sustainable business model by ranking them using the following peer group criteria:

    Higher than average return on capital
    Lower than average financial leverage
    Relatively consistent cash flows
    Attractively priced, based on fundamentals
    Higher than average dividends
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Stocks that pass the adviser's fundamental screening process are then ranked based on their risk/return ratios (the adviser's forecast for upside potential divided by downside risk). The adviser uses these risk/return ratios to determine the portfolio weightings.

Technical Analysis

The adviser uses a proprietary mathematical process that focuses on trends in price measured over specific periods of time to set stop loss levels, determine entry/exit points, and to improve the risk/reward profile of the portfolio. This analysis helps the adviser identify characteristics of price trends (distance and time) that correspond to option strike prices and option expiration contract months, and as a downside risk analysis tool in order to improve risk/reward modeling.

Risk Management

Risk management is central to the adviser's investment process. It uses several risk management techniques including tolerable-risk models, Value-At-Risk models and stop-loss procedures in order to manage portfolio risk. As a result, the adviser expects the Fund to have significantly lower volatility compared to the S&P 500 Index. The adviser manages portfolio-level and stock-specific risk using the following procedures:

o	Equal stock portfolio weights based on risk/reward ratio rather than equal weight exposure
o	Fundamental screening process focuses on quality of management and financial consistency to seek to avoid companies with above average financial leverage and/or speculative business models
o	Written call options to add returns and partial protection against market declines
o	Sell discipline using pre-determined targets for trim/sell orders and stop-loss rules

The adviser buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile. To help mitigate against a potential short or intermediate-term decline in the overall stock market, the Fund may purchase put options or engage in put option spread transactions (i.e. selling a put option at a lower strike price to offset the cost of a purchased put option) on broad-based indices (such as the S&P 500, S&P MidCap 400 or other indices) or ETFs that seek to replicate the returns of such indices.

The Adviser may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Investment Risks

  Foreign Investment Risk: Investing in stocks of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Country risk arises because virtually every country has interfered with international transactions in its currency. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.
  Leveraging Risk: The use of leverage embedded in written options will limit the Fund's gains. The percentage change in an option's price is highly sensitive to the price on the underlying stock or index, which will magnify the Fund's losses when compared to option premium received.
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  Management Risk: The net asset value of the Fund changes daily based on the performance of the stocks and call options in which it invests. The ability of the Fund to meet its investment objective is directly related to the adviser's allocation of the Fund's assets using its stock selection, call writing and risk management strategies. The adviser's objective judgments, based on investment strategy, about the attractiveness and potential appreciation or depreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the stocks and call options in which the Fund invests. The Fund invests in stocks that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  Medium Capitalization Stock Risk: The value of medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
  Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
  Written Call Option Risk: Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio's value does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:
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o	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of leveraged derivatives can amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.
o	Tracking Risk: Call options may not be perfect substitutes for the securities they are intended to track or hedge. Factors such as differences in supply and demand for certain derivatives may cause their returns to deviate from the adviser's expectations. Consequently, derivative returns may not be highly correlated to the securities they are intended to hedge.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached. The Fund and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Van Hulzen Asset Management, LLC, located at 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund's investments. The adviser is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The adviser has been providing investment advice to individual and institutional investors since 1997. As of the date of this Prospectus, the adviser provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund. As of March 31, 2015, the adviser had approximately $580 million in assets under management.

Pursuant to an Investment Advisory Agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets.

The adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2016, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses, will not exceed 1.95% and 1.70% of average daily net assets attributable to Class A and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. For the fiscal year ended March 31, 2015, the adviser received annual advisory fees in an amount equal to 0.75% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees' renewal of the advisory agreement was included in the Fund’s annual report dated March 31, 2015.

Portfolio Managers:

Craig Van Hulzen

Chief Investment Officer, President and Portfolio Manager

Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the adviser in 1996. Mr. Van Hulzen oversees the investment process for the adviser. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University, where he is a member of the Board of Trustees, serves on the finance committee and is the President of the University's Foundation Board.

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John Pearce

Managing Director and Portfolio Manager

Mr. Pearce has served as Managing Director and Portfolio Manager of the adviser since February 2008. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the adviser's Investment Committee and oversees the adviser's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston and is a Certified Public Accountant.

Stefan ten Brink

Managing Director and Portfolio Manager

Mr. ten Brink has served as a Managing Director and Portfolio Manager of the adviser since January 2011. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value”

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procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 2 classes of shares offered by the Fund: Class A shares and Class I shares. The main differences between the share classes are the ongoing fees, minimum investment, and sales charges. Class A shares pay sales charges up to 5.75%, and Class I shares do not pay such fees. Class A shares pay an annual fee of up to 0.25% for distribution expenses pursuant to a plan under Rule 12b-1, and Class I shares do not pay such fees. For information on ongoing distribution fees, see Distribution Fees on page 19 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. All share classes may not be available for purchase in all states.

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Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Fund and the adviser each reserve the right to waive sales charges. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor),
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs, or
  Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different from your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your

12

LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
  Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
  Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

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Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than other classes of shares. This means that 100% of your initial investment is placed into shares of the Fund.

Minimum and Additional Investment Amounts: The minimum initial investment in Class A shares is $5,000 for regular accounts and $2,500 for retirement accounts. The minimum initial investment in Class I shares is $100,000. The minimum subsequent investment for both account types is $500. The Fund and the adviser each reserve the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:	or Overnight Mail:
Iron Horse Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Iron Horse Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-241-7514 for more information about the Fund's Automatic Investment Plan.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

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Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-241-7514 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•         the name of the Fund,

•         the dollar amount of shares to be purchased,

•         a completed purchase application or investment stub, and

•         check payable to the "Iron Horse Fund".

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-855-241-7514 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
Iron Horse Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Iron Horse Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

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The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-241-7514. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-855-241-7514 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order".

If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order: Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund,
•	you request that a redemption be mailed to an address other than that on record with the Fund,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-855-241-7514 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Low Balances: If at any time your Class A or Class I account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy";
  Rejecting or limiting specific purchase requests; and
  Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska, 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution Fees: Northern Lights Fund Trust (the “Trust”), with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% Fund's average daily net assets attributable to Class A shares.

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The Fund's distributor and other entities are paid under the Plan pursuant to the Plan for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-241-7514 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Fund's Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Fund's March 31, 2015 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$ 11.37		$ 10.60		$ 10.22		$ 10.00

Activity from investment operations:
Net investment income (2)	0.06		0.08		0.11		0.06
Net realized and unrealized
gain on investments	0.45		0.93		0.67		0.22
Total from investment operations	0.51		1.01		0.78		0.28

Less distributions from:
Net investment income	(0.06)		(0.08)		(0.11)		(0.06)
Net realized gains	(1.61)		(0.16)		(0.29)		-
Total distributions	(1.67)		(0.24)		(0.40)		(0.06)

Net asset value, end of period	$ 10.21		$ 11.37		$ 10.60		$ 10.22
Total return (3)	4.51%		9.63%		7.90%		2.79%	(4)
Net assets, at end of period (000s)	$ 12,223		$ 11,842		$ 10,044		$ 8,511

Ratio of gross expenses to average
net assets before waiver/recapture	1.57%		1.85%	(6)	2.51%	(6)	3.93%	(6.7)
Ratio of net expenses to average net
Assets after waiver/recapture	1.85%	(5)	1.85%		1.95%		1.95%	(7)
Ratio of net investment income to
average net assets	0.49%		0.68%		1.11%		0.87%	(7)

Portfolio Turnover Rate	265%		114%		77%		43%	(4)

(1)	The Iron Horse Fund’s Class A shares commenced operations on July 7, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(7)	Annualized.
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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$ 11.35		$ 10.58		$ 10.21		$ 9.39

Activity from investment operations:
Net investment income (2)	0.09		0.10		0.14		0.05
Net realized and unrealized
gain on investments	0.44		0.94		0.67		0.82
Total from investment operations	0.53		1.04		0.81		0.87

Less distributions from:
Net investment income	(0.08)		(0.11)		(0.15)		(0.05)
Net realized gains	(1.61)		(0.16)		(0.29)		-
Total distributions	(1.69)		(0.27)		(0.44)		(0.05)

Net asset value, end of period	$ 10.19		$ 11.35		$ 10.58		$ 10.21
Total return (3)	4.78%		9.91%		8.17%		9.30%	(4)
Net assets, at end of period (000s)	$ 28,191		$ 19,062		$ 10,825		$ 9,615

Ratio of gross expenses to average
net assets before waiver/recapture	1.32%		1.60%	(6)	2.26%	(6)	2.85%	(6,7)
Ratio of net expenses to average net
Assets after waiver/recapture	1.60%	(5)	1.60%		1.70%		1.70%	(7)
Ratio of net investment income to
average net assets	0.73%		0.93%		1.37%		1.39%	(7)

Portfolio Turnover Rate	265%		114%		77%		43%	(4)

(1)	The Iron Horse Fund’s Class I shares commenced operations on November 16, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total return assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisors and/or Administrator.
(7)	Annualized.

22

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

         When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

23

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•      open an account or deposit money

•      direct us to buy securities or direct us to sell your securities

•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•      affiliates from using your information to market to you.

•      sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

24

Iron Horse Fund

Adviser	Van Hulzen Asset Management, LLC 4370 Town Center Blvd., Suite 220 El Dorado Hills, CA 95762	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated July 29, 2015 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust's policies and management. Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call
1-855-241-7514 or visit www.IronHorseFund.com. You may also write to:

Iron Horse Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720